UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

ALLIED NEVADA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-33119	20-5597115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9604 Prototype Court, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 358-4455

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)(i) Amendment of Stock Option Plan. On July 27, 2007, the Board of Directors of Allied Nevada Gold Corp. (the “Company”) adopted, subject to stockholder and regulatory approval, an amendment to the Company’s 2007 Stock Option Plan (the “Option Plan”) to, among other things, increase the number of shares of the Company’s common stock, $0.001 par value (the “Common Stock”) available for grants under the Option Plan by 1,200,000, for an aggregate of 4,200,000 shares. Stock option grants under the Option Plan are contingent on stockholder approval of the Option Plan, which is expected to be sought at the Company’s first annual meeting of stockholders anticipated to be held in 2008. The full text of the Option Plan, as amended, is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

(ii) Adoption of Restricted Share Plan. On July 27, 2007, the Board of Directors of the Company adopted, subject to stockholder and regulatory approval, the Company’s Restricted Share Plan (the “RSU Plan”). The RSU Plan carries an effective date of July 3, 2007. As required by the American Stock Exchange and by the Toronto Stock Exchange, the RSU Plan is subject to stockholder approval. As with the Option Plan, grants under the RSU Plan are contingent on stockholder approval of the RSU Plan, which is expected to be sought at the Company’s first annual meeting of stockholders anticipated to be held in 2008. The purpose of the RSU Plan is to advance the interests of the Company through attracting, retaining and rewarding high-performing talent and to secure for the Company and its shareholders the benefits inherent in the ownership of common stock by such individuals. Rights to purchase shares of Common Stock under the RSU Plan (“RSUs”) may be granted to directors, officers, employees or consultants of the Company. In determining the eligibility of an individual to participate in the RSU Plan, the Compensation Committee of the Board of Directors gives consideration to an individual’s performance and potential contribution to the success of the Company.

An RSU is granted subject to a restricted period (“Restricted Period”) as determined by the Compensation Committee upon grant. An RSU is exercised automatically and a share of Common Stock is issued for no additional consideration on the later of: (i) the end of a Restricted Period; and (ii) in the case of Canadian residents, a date determined by the eligible participant that is after the Restricted Period and before a participant’s retirement date or termination date (a “Deferred Payment Date”). Participants who reside in Canada seeking to set a Deferred Payment Date must give the Company at least 60 days notice prior to the expiration of the Restricted Period in order to effect such change.

The maximum number of shares of Common Stock issuable under the RSU Plan is currently set at 1,200,000. The maximum number of shares of Common Stock issuable at any time to insiders pursuant to the RSU Plan and all other compensation arrangements of the Company is 10% of the total number of shares of Common Stock then outstanding. The maximum number of shares issued to insiders pursuant to the RSU Plan and all other compensation arrangements of the Company, within a one-year period, is limited to 10% of the total number of shares of Common Stock then outstanding. The maximum number of shares issuable to any one insider and such insider’s associates pursuant to the RSU Plan, within a one-year year period, is limited to 5% of the total number of shares of Common Stock then outstanding. The maximum number of shares of Common Stock reserved for issuance to any one person under the RSU Plan is limited to 5% of the total number of shares of Common Stock then outstanding.

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The grant of an RSU is evidenced by a RSU grant letter (a “Restricted Share Right Grant Letter”), which is subject to the RSU Plan and may be subject to other terms and conditions that are not inconsistent with the RSU Plan and which the Compensation Committee deems appropriate.

In the event of a participant’s retirement or termination during a Restricted Period, any RSU automatically terminates, unless otherwise determined by the Compensation Committee. In the event of the retirement or termination after the Restricted Period and prior to any Deferred Payment Date, any RSU’s shall be immediately exercised without any further action by the participant and the Company shall issue shares. In the event of death or disability, such RSUs shall be immediately exercised.

The RSUs are not assignable. The RSU Plan provides that in the event of a change of control, all RSUs are exercised immediately, notwithstanding the Restriction Period and any applicable Deferred Payment Date.

The foregoing summary of the RSU Plan is qualified in its entirety by the full text of the RSU Plan, which is filed herewith as Exhibit 10.2 and incorporated herein by this reference. A form of Restricted Share Right Grant Letter under the RSU Plan is filed herewith as Exhibit 10.3.

(iii) Restricted Share Right Grant Letter for Robert Buchan. Also on July 27, 2007, the Board of Directors approved the Restricted Share Right Grant Letter under the RSU Plan for the grant to Robert Buchan of 300,000 RSUs as part of his compensation received in connection with his status as Executive Chairman of the Company. As previously reported by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2007, Mr. Buchan’s compensation will consist of (a) annual chairman’s fees of $75,000, (b) 10-year non-qualified stock options, with a grant date of July 3, 2007, to purchase up to 300,000 shares of Common Stock pursuant to the Option Plan at an exercise price of $4.35 per share, and (c) RSUs for up to 300,000 shares of Common Stock pursuant to the RSU Plan. As previously reported, Mr. Buchan’s RSUs will vest in equal one-third installments over three years, until fully vested on the third anniversary of the grant date. Pursuant to the terms of Mr. Buchan’s Restricted Share Right Grant Letter, if the Company does not receive stockholder approval for the RSU Plan, Mr. Buchan will receive alternative rights to acquire up to 300,000 shares of Common Stock purchased by the Company through a trustee. These shares will contain vesting and other terms equivalent to those set out in Mr. Buchan’s Restricted Share Right Grant Letter, which is filed herewith as Exhibit 10.4 and incorporated herein by this reference.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Allied Nevada Gold Corp. 2007 Stock Option Plan, as amended

Exhibit 10.2 Allied Nevada Gold Corp. Restricted Share Plan

Exhibit 10.3 Form of Restricted Share Right Grant Letter under the Allied Nevada Gold Corp. Restricted Share Plan

Exhibit 10.4 Restricted Share Right Grant Letter for Robert M. Buchan dated as of July 3, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED NEVADA GOLD CORP.

	By:	/s/ Scott A. Caldwell
Scott A. Caldwell
President and Chief Executive Officer
Date: July 27, 2007

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